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                                                         File Number: 333-129005
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933

                                                                December 2, 2019


                       PIONEER CORPORATE HIGH YIELD FUND


 SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT
            OF ADDITIONAL INFORMATION, EACH DATED DECEMBER 31, 2018

Amundi Pioneer is making the following changes regarding the fund's expenses.

MANAGEMENT FEE REDUCTION


MANAGEMENT FEE
The fund pays Amundi Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund.

Effective December 2, 2019, Amundi Pioneer's annual fee is reduced to 0.50% of the fund's average daily net assets up to $1 billion, and 0.45% of the fund's average daily net assets over $1 billion. The fee is accrued daily and paid monthly.

Prior to December 2, 2019, Amundi Pioneer's annual fee was equal to 0.60% of the fund's average daily net assets up to $1 billion and 0.55% of the fund's average daily net assets over $1 billion.

NEW EXPENSE LIMITATIONS

Effective December 2, 2019, the fund's expense limitations are modified as follows:

Class A shares - 0.90%

Class C shares - 1.65%

Class K shares - 0.60%

Class Y shares - 0.60%

Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to the above amounts. These expense limitations will be in effect through December 31, 2020. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.
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                                                                   31300-00-1219
                                (Copyright)2019 Amundi Pioneer Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC